Exhibit 99.1

ANNEX A
The Trust Student Loan Pool as of April 30, 2023

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2023, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,867,899 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.  See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$271,686,390
Aggregate Outstanding Principal Balance – Treasury Bill	$39,847,595
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.67%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$231,838,795
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	85.33%
Number of Borrowers	6,860
Average Outstanding Principal Balance Per Borrower	$39,604
Number of Loans	12,108
Average Outstanding Principal Balance Per Loan – Treasury Bill	$44,226
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$20,687
Weighted Average Remaining Term to Scheduled Maturity	187 months
Weighted Average Annual Interest Rate	6.30%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the three-month commercial paper rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter.  The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	$0	$0	0.0%
3.01% to 3.50%	226	2,532,297	0.9
3.51% to 4.00%	506	9,002,675	3.3
4.01% to 4.50%	2,183	28,991,894	10.7
4.51% to 5.00%	3,397	58,002,391	21.3
5.01% to 5.50%	679	13,541,849	5.0
5.51% to 6.00%	545	11,729,280	4.3
6.01% to 6.50%	864	18,824,097	6.9
6.51% to 7.00%	1,494	38,463,059	14.2
7.01% to 7.50%	342	9,545,765	3.5
7.51% to 8.00%	745	27,476,795	10.1
8.01% to 8.50%	851	35,810,272	13.2
Equal to or greater than 8.51%	276	17,766,017	6.5

Total	$12,108	$271,686,390	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools–Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	975	$2,502,475	0.9%
$5,000.00-$ 9,999.99	836	6,263,015	2.3
$10,000.00-$14,999.99	731	9,077,762	3.3
$15,000.00-$19,999.99	636	11,054,272	4.1
$20,000.00-$24,999.99	512	11,474,273	4.2
$25,000.00-$29,999.99	409	11,218,935	4.1
$30,000.00-$34,999.99	399	12,915,684	4.8
$35,000.00-$39,999.99	299	11,172,699	4.1
$40,000.00-$44,999.99	260	10,990,690	4.0
$45,000.00-$49,999.99	217	10,282,532	3.8
$50,000.00-$54,999.99	205	10,751,965	4.0
$55,000.00-$59,999.99	132	7,547,611	2.8
$60,000.00-$64,999.99	118	7,344,365	2.7
$65,000.00-$69,999.99	102	6,858,273	2.5
$70,000.00-$74,999.99	96	6,944,107	2.6
$75,000.00-$79,999.99	77	5,957,412	2.2
$80,000.00-$84,999.99	84	6,923,256	2.5
$85,000.00-$89,999.99	69	6,048,858	2.2
$90,000.00-$94,999.99	45	4,179,711	1.5
$95,000.00-$99,999.99	59	5,751,901	2.1
$100,000.00 and above	599	106,426,595	39.2

Total	6,860	$271,686,390	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	11,366	$247,211,628	91.0%
31-60 days	290	9,826,321	3.6
61-90 days	123	3,593,720	1.3
91-120 days	100	3,944,751	1.5
121-150 days	51	1,957,529	0.7
151-180 days	24	1,180,719	0.4
181-210 days	23	632,750	0.2
Greater than 210 days	131	3,339,973	1.2

Total	12,108	$271,686,390	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	65	$27,276	*
4 to 12	341	341,912	0.1%
13 to 24	511	1,312,247	0.5
25 to 36	518	2,478,585	0.9
37 to 48	532	3,010,983	1.1
49 to 60	1,401	7,962,212	2.9
61 to 72	638	6,267,280	2.3
73 to 84	602	7,015,817	2.6
85 to 96	519	6,942,259	2.6
97 to 108	507	7,841,141	2.9
109 to 120	1,448	21,719,438	8.0
121 to 132	834	17,991,100	6.6
133 to 144	695	17,872,321	6.6
145 to 156	489	14,954,269	5.5
157 to 168	460	14,545,416	5.4
169 to 180	416	15,082,691	5.6
181 to 192	339	13,105,136	4.8
193 to 204	284	11,614,007	4.3
205 to 216	211	9,406,564	3.5
217 to 228	154	7,207,990	2.7
229 to 240	139	7,757,607	2.9
241 to 252	119	5,780,371	2.1
253 to 264	106	7,466,512	2.7
265 to 276	75	4,553,014	1.7
277 to 288	72	4,585,077	1.7
289 to 300	169	13,428,533	4.9
301 to 312	370	30,540,301	11.2
313 to 324	14	1,375,056	0.5
325 to 336	16	1,547,715	0.6
337 to 348	9	1,506,988	0.6
349 to 360	25	3,639,785	1.3
361 and above	30	2,806,788	1.0

Total	12,108	$271,686,390	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	235	$8,621,621	3.2%
Forbearance	819	27,827,341	10.2
Repayment
First year in repayment	70	5,756,997	2.1
Second year in repayment	58	5,145,683	1.9
Third year in repayment	63	3,323,299	1.2
More than 3 years in repayment	10,863	221,011,448	81.3

Total	12,108	$271,686,390	100.0%

(1)
Of the trust student loans in forbearance status, approximately 51 loans with an aggregate outstanding principal balance of $1,365,184, representing 0.50% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools–Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 153.1 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	16.6	-	215.7
Forbearance	-	11.0	203.1
Repayment	-	-	182.1

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $8,621,621 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $5,757,704 or approximately 66.8% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the original prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	96	$2,425,162	0.9%
Alaska	13	248,872	0.1
Arizona	255	6,348,082	2.3
Arkansas	64	2,030,033	0.7
California	1,370	32,411,608	11.9
Colorado	187	3,290,858	1.2
Connecticut	192	4,032,801	1.5
Delaware	29	844,039	0.3
District of Columbia	36	624,908	0.2
Florida	877	23,045,519	8.5
Georgia	482	12,029,408	4.4
Hawaii	26	434,705	0.2
Idaho	43	1,175,924	0.4
Illinois	529	9,281,670	3.4
Indiana	150	2,203,814	0.8
Iowa	67	1,626,524	0.6
Kansas	178	3,569,768	1.3
Kentucky	58	1,214,246	0.4
Louisiana	371	8,210,901	3.0
Maine	47	1,272,066	0.5
Maryland	341	7,799,358	2.9
Massachusetts	373	5,347,701	2.0
Michigan	295	8,360,785	3.1
Minnesota	190	5,085,823	1.9
Mississippi	120	3,167,639	1.2
Missouri	277	6,296,615	2.3
Montana	22	356,538	0.1
Nebraska	21	516,035	0.2
Nevada	110	2,907,020	1.1
New Hampshire	51	1,011,288	0.4
New Jersey	326	7,160,194	2.6
New Mexico	50	1,941,430	0.7
New York	784	18,010,416	6.6
North Carolina	311	6,246,921	2.3
North Dakota	4	9,754	*
Ohio	40	1,226,785	0.5
Oklahoma	275	6,399,628	2.4
Oregon	205	4,658,876	1.7
Pennsylvania	410	8,149,890	3.0
Rhode Island	36	532,128	0.2
South Carolina	151	3,547,343	1.3
South Dakota	12	126,949	*
Tennessee	227	5,232,507	1.9
Texas	1,314	28,471,439	10.5
Utah	34	775,775	0.3
Vermont	22	631,013	0.2
Virginia	352	6,236,961	2.3
Washington	363	7,001,509	2.6
West Virginia	38	801,965	0.3
Wisconsin	147	4,428,013	1.6
Wyoming	12	113,729	*
Other	125	2,813,455	1.0

Total	12,108	$271,686,390	100.0%

•	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	5,764	$100,125,154	36.9%
Other Repayment Options(1)	4,495	92,442,049	34.0
Income-driven Repayment(2)	1,849	79,119,188	29.1
Total	12,108	$271,686,390	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 108 loans with an aggregate outstanding principal balance of $6,519,673 currently in an interest-only period.  These interest-only loans represent approximately 2.4% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	6,012	$115,088,350	42.4%
Unsubsidized	6,096	156,598,040	57.6

Total	12,108	$271,686,390	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	22	$835,565	0.3%
October 1, 1993 through June 30, 2006	12,086	270,850,825	99.7
July 1, 2006 and later	0	0	0.0

Total	12,108	$271,686,390	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	584	$8,614,424	3.2%
College Assist	5	202,053	0.1
Educational Credit Management Corporation	984	19,976,775	7.4
Great Lakes Higher Education Corporation	6,456	159,186,080	58.6
Kentucky Higher Educ. Asst. Auth.	328	5,118,188	1.9
Michigan Guaranty Agency	194	4,306,715	1.6
New York State Higher Ed Services Corp	1	-237	*
Oklahoma Guaranteed Stud Loan Prog	273	5,046,770	1.9
Pennsylvania Higher Education Assistance Agency	1,028	21,422,557	7.9
Texas Guaranteed Student Loan Corp.	2,255	47,813,064	17.6

Total	12,108	$271,686,390	100.0%

•	Represents a percentage greater than 0% but less than 0.05%.